UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Advantaged Social Impact Fund, Inc.
(Exact name of registrant as specified in charter)

5100 W. 115th Place, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Jeremy Goff
5100 W. 115th Place, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Advantaged Social Impact Fund, Inc.
2020 Annual Report

Table of Contents

Letter to Investors	3

Expense Example	6

Financial Statements	7

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	19

Directors and Officers	20

Additional Information	21

Investments by asset type as of 9/30/2020	Sector allocation as of 9/30/2020

(unaudited)

2	Tortoise

2020 Annual Report | September 30, 2020

Dear Investor,

Thank you for your investment in the Ecofin Tax-Advantaged Social Impact Fund. We are excited to share how the platform’s investments are making an impact in communities across the country along with an update on the fund and our outlook for the underlying sectors. The fund recently changed its name as part of the firm’s realignment to house its products dedicated to impact and sustainability under the Ecofin brand and adviser.

Fund update

In what proved to be a year filled with uncertainty, the Ecofin Tax-Advantaged Social Impact Fund fared favorably versus the broad market by providing investors with a less volatile stream of returns. The fund produced a total return of 1.55% over the fiscal year with the focus on income proving beneficial as the income return of 4.95% outweighed the price decline of -3.40%.

As the COVID crisis unfolded, the fund net asset value (NAV) declined to a low of $9.09 in March before recovering to close the fiscal year at $9.65. While the NAV decline was significant during this historic market meltdown, the fund exhibited less downside than the high-yield municipal bond market which saw a drawdown of approximately 19% during March. The focus on essential assets that generate a differentiated income stream served investors favorably during this time of market turmoil. With interest rates hovering near all-time lows, we continue to maintain a posture of low interest rate sensitivity to seek to immunize the potential price pressure that rising interest rates can present to fixed income markets.

Education

Fall 2020 will likely go down in history as the most unusual start to a new school year on record. Decisions on whether to allow students to return to the classroom, require full-time virtual learning or participate in a hybrid solution of the two vary by state, district and even by individual school. Because the impact on families is so profound, these decisions have generated national interest in K-12 policy issues not seen in a generation. Attempts to fully reopen schools for in-person learning have been controversial, championed by some and pilloried by others. In a number of locations, litigation is underway as a result of attempts by state and local governments to prevent the reopening of private and parochial school campuses while district public school campuses remain closed. Given the potential for large-scale disruption and myriad uncertainties presented by the COVID-19 pandemic, it is unclear when we will see schools fully reopen to in-person learning across the nation.

Overall funding for K-12 public education has proven extremely reliable over time. Many district, state and national political officials have warned of dire consequences without a massive increase in federal funding for schools. As of the current date, most states and districts have not made major cuts to existing budgets or reduced capital spending plans. With the 2020-2021 school year now underway across the country, much of the funding conversations are shifting toward the 2021-2022 school year. To be proactive, many schools and districts are starting to reforecast their budgets for the 2021-2022 year and beyond to assist with keeping potential issues to a minimum in the event of future cuts to funding. Our experienced team has continued to stay on top of these issues and concerns with our borrowers and have factored these issues into future project discussions to maximize success.

Responses by school districts to challenges presented by the COVID-19 pandemic have exposed structural fault lines in K-12 education throughout the nation. Access to broadband internet, technology and the technical expertise necessary to effectively transition from classroom to virtual instruction highlighted massive disparities amongst schools: urban and rural, city and suburb, public and private, district and charter, rich and poor. More and more parents are demanding high quality school options for their children; a positive development for charter, private and parochial schools everywhere.

Pandemic-driven challenges and disruptions have not dampened charter and private school demand for better facilities or the appetite of the bond market to fund these opportunities. From March 15 to September 15, at least 67 unique charter school bond offerings, with par value in excess of $1.7 billion, have successfully closed. While historically low interest rates and competition amongst the largest public bond funds have driven yields down, the team has continued to uncover and selectively invest in charter and private school opportunities that currently do not “fit the mold” for a public bond offering but expand high quality school options for students while offering compelling returns for our investors.

Senior living

The senior living community has transitioned from COVID-19 sprint to marathon mode. Months of scampering from one COVID-19 related issue to the next has provided a best practice blueprint for many operators. There are certainly still many COVID-related challenges; however, in conversation with many of our operating partners, the protocols are in place, personal protective equipment is more prevalent, and staffs seem to be hitting their stride.

While the private pay senior living community has seen a limited amount of specific federal support to date, that is changing as the US Department of Human Health and Services (HHS) recently announced plans to ship 150 million COVID-19 rapid tests to assisted living providers. This welcomed support will help offset the burden of additional COVID-19 related expenses. According to a recent National Investment Center (NIC) survey, 90% of national senior living respondents have seen expenses increase 9.2% as a result of COVID-19. Fortunately, the U.S. government has also provided access to financial support through the Paycheck Protection Program (PPP) loans. As part of the program, it is required that 75% of those funds go toward payroll, which can be used for the additional hazard pay. The majority of our investments have received PPP to help offset additional payroll and PPE expenses. Additionally, HHS recently announced, private pay assisted living providers now have access to the Provider Relief Fund Phase 2 General Distribution. Providers eligible for relief will receive 2% of their 2019 gross revenue, which is the same for other healthcare providers including hospitals. Many of our facilities have already taken advantage of the HHS funds, as well as receiving PPE and testing supplies from state and local health departments at no cost.

(unaudited)

Tortoise	3

Ecofin Tax-Advantaged Social Impact Fund, Inc.

Strict visitation and new resident tour restrictions have clearly softened occupancy throughout the senior living industry. However, similar to the past recession of 2007-2008, independent living units have shown occupancy resilience over the past few months by only decreasing 4.4% from pre-COVID-19 levels, as of September 2020. It is our belief that as communities hit their COVID-19 operating stride and barring a significant second wave of COVID-19 cases, occupancy will level off and quickly return to pre-COVID-19 levels based on the critical need for senior care. Our belief is reinforced by several of our operating partners growing their census in recent months. Compounding the need for senior housing in the near term will be the continued slowdown in new construction which, as of the end of Q2, slid to 6.2% of inventory under construction.

From an investment standpoint, we’ve seen cap rates increase slightly in the past few months. Some design changes in new facility plans include: increasing prevalence of separate cottage style buildings, antimicrobial air filtration, and touchless controls to name a few. Facilities that are successful have not had trouble accessing capital or refinancing. In fact, stabilized communities have accessed HUD and conventional bank financing with increasing success throughout the past few months. We continue to be bullish on the senior living sector and believe that there will continue to be a strong need once our communities bounce back, which will take some time.

Sustainable Project Finance

The underlying sustainability trend remains strong in the U.S., with a focus on decarbonization, greenhouse gas emission reductions, and landfill diversion. The COVID-19 pandemic and related economic shutdown that negatively impacted the U.S. Project Finance sector throughout the second quarter of 2020, began to subside in the third quarter. This led to several previously-stalled projects being resumed, and several new projects being announced, with much of the activity focused on Renewable Natural Gas (RNG) and Renewable Diesel produced from waste feedstocks.

The State of California continues to be a primary driver for RNG and Renewable Diesel production in support of its Low Carbon Fuel Standard (or LCFS) program, which provides significant additional project revenues in the form of fuel credits. In terms of RNG, California accounts for about 17% of the U.S. volume demand, with about 75% of California’s RNG utilized in the transportation sector as compressed natural gas. The California Public Utility Commission is also implementing rule-making changes to encourage in-state utilities to purchase more RNG. Those rule changes prompted SoCalGas, the nation’s largest gas distribution utility, to commit to replacing 20% of its natural gas supply with RNG by 2030. A recent study indicated that 160 new RNG projects are being constructed in California alone, at a total cost of $1 billion. Of note, several other states are working to create LCFS-style programs, and directing their utilities to implement similar RNG purchase programs.

In terms of Renewable Diesel, several new projects and facility conversions have been announced in the U.S. in 2020, with a significant uptick in activity in the third quarter. Most projects expect to ship their fuel production to California via rail to take advantage of LCFS credits. At present, at least 20 projects are underway or have been announced, with production capacity exceeding 3 million gallons per day.

Finally, pricing of fuel credits has remained strong during the second and third quarters, despite COVID-19. California LCFS pricing has remained around $200/metric ton, near its mandated cap. Also, the pricing for RINs (Renewable Identification Number) credits available under the federal Renewable Fuel Standards program, has likewise remained steady. Notably, the EPA’s recent decision to not grant most Small Refinery Exemptions (SREs), provides further support for RIN demand and is expected to buttress RIN pricing in the near term.

All of this positive movement bodes well for waste-to-energy and waste-to-value (or recycling) projects, thus we remain very bullish in this space for both near-term and long-term investment.

Conclusion

Despite the disruption caused by COVID-19, we continue to feel optimistic about these sectors in the years ahead. We think schools will eventually get back to normal as we move past the pandemic. The need for senior living facilities continues and we believe that will become stronger as the communities recover and the population continues to age. We are bullish on sustainable project finance as decarbonization efforts continue to create momentum in this space.

Sincerely,

The Ecofin Social Impact Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

(unaudited)

4	Tortoise

2020 Annual Report | September 30, 2020

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Amortization is the paying off of debt with a fixed repayment schedule in regular installments over a period of time. The municipal investments in the portfolio may be tax-exempt at the federal level, but taxes may still be applicable at the state and/or local level.

A drawdown is a peak-to-trough decline during a time frame for an investment.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Tortoise	5

Ecofin Tax-Advantaged Social Impact Fund, Inc.

Expense Example

As a shareholder of the Ecofin Tax-Advantaged Social Impact Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

		Ending
	Beginning	Account Value	Expenses
	Account Value	September 30,	Paid During
	April 1, 2020	2020	Period(a)
Actual(b)	$1,000.00	$1,043.70	$7.66
Hypothetical
(5% return	$1,000.00	$1,017.55	$7.57
before expenses)

(a)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(b)	Based on actual returns for the six-month period ended September 30, 2020 of 4.37%.

(unaudited)

6	Tortoise

2020 Annual Report | September 30, 2020

Schedule of Investments
September 30, 2020

	Principal	Fair
	Amount	Value
Corporate Note — 0.2%(1)
Champ. Davie H.S.
8.00%, 08/01/2022
(Cost $500,000)	$500,000	$500,000

Mortgage Backed Securities — 21.4%(1)
Credit Suisse Commercial Mortgage Securities Corp 2019-SLKZ
1.402% (1m LIBOR + 1.250%),
01/15/2034(2)	360,000	342,403
Credit Suisse Commercial Mortgage Securities Corp 2019-SLKZ
3.752% (1m LIBOR + 3.600%),
01/15/2034(2)	6,500,000	6,113,575
FREMF 2017-KF31 Mortgage Trust
3.057% (1m LIBOR + 2.900%),
04/25/2024(2)	685,509	640,447
FREMF 2017-KF29 Mortgage Trust
3.707% (1m LIBOR + 3.550%),
02/25/2024(2)	2,451,678	2,456,275
FREMF 2020-KF74 Mortgage Trust
2.307% (1m LIBOR + 2.150%),
01/25/2027(2)	1,999,322	1,887,830
FREMF 2020-KI05 Mortgage Trust
2.448% (1m LIBOR + 2.300%),
07/25/2024(2)	1,914,295	1,850,528
FIN OF AMER-HECM Buyout 20-HB2A
1.710%, 07/25/2030(2)	1,660,542	1,666,558
Freddie Mac - STACR 2020-DNA-4
1.648% (1m LIBOR + 1.500%),
08/25/2050(2)	1,000,000	1,003,331
GS Mortgage Securities Corp Trust 2016-RENT
4.202%, 02/10/2029(2)	500,000	501,388
Goal Capital Funding Trust 2005-2
0.450% (3m LIBOR + 0.200%),
08/25/2044	1,001,533	976,385
Harley Marine Financing LLC
5.682%, 05/15/2043(2)	1,848,945	1,675,808
Chase Mortgage Finance Corp 2020-CL1
2.398% (1m LIBOR + 2.250%),
10/25/2057(2)	1,918,082	1,936,942
JP Morgan Wealth Management 2020-ATR1 A-4
3.000%, 02/25/2050(2)	1,350,738	1,389,089
LCCM Mortgage Trust 2017-LC26
3.128%, 07/12/2050(2)	5,649,679	5,750,441
Oceanview Mortgage Loan Trust 2020-SBC1 A1-B
2.500%, 09/25/2055(2)	1,315,342	1,333,888
SBIC 2020-10B
1.034%, 09/10/2030	2,000,000	2,009,452
TGIF Funding LLC 2017-1A
6.202%, 04/30/2047(2)	1,870,000	1,396,890
TIF Funding II LLC
2.090%, 08/20/2045(2)	993,750	996,396
VCAT 2020-NPL1 LLC
3.671%, 08/25/2050(2)	1,962,638	1,965,678
Velocity Comm Capital Trust 2020-1
2.610%, 02/25/2050(2)	4,659,665	4,727,239
Vivint Solar Fin 2020-7 LLC
2.210%, 07/31/2051(2)	2,000,000	1,999,652
Vivint Solar Fin 2020-7 LLC
3.220%, 07/31/2051(2)	1,000,000	999,783
XCALI 2020-2 Mortgage Trust
4.050%, 02/07/2023(2)	2,000,000	1,965,403
Monticello FDG BTH-33
4.400%, 08/21/2022(2)	5,000,000	4,955,008
Xcal 2019-IL-1 Mortgage Trust A
4.400%, 11/06/2021(2)	2,000,000	1,977,933
Total Mortgage Backed Securities
(Cost $53,129,147)		52,518,322

Municipal Bonds — 70.7%(1)
Arizona — 19.8%(1)
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	21,483,904
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	3,071,447
Arizona Industrial Development Authority
(Obligor: Windsong Senior Living)
12.000%, 12/01/2023(2)	5,480,000	5,425,255
La Paz County Industrial Development Authority
(Obligor: Meadow Oaks Education Foundation)
7.750%, 01/01/2026	19,435,000	18,536,714
		48,517,320
California — 0.4%(1)
El Monte Calif Public Financing Authority
3.850%, 06/01/2038	925,000	944,499
Florida — 19.7%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 A)
0.000%, 11/15/2025(2)(4)(5)(6)	8,250,000	7,445,625
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 B)
0.000%, 11/15/2025(2)(4)(5)(6)	550,000	496,375
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
0.000%, 11/15/2025(2)(4)(5)(6)	8,425,000	6,339,812
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
0.000%, 11/15/2025(2)(4)(5)(6)	485,000	364,963

See accompanying Notes to Financial Statements.

Tortoise	7

Schedule of Investments (continued)
September 30, 2020

	Principal	Fair
	Amount	Value
Florida (continued)
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
7.150%, 02/15/2030	$18,305,000	$18,476,335
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
8.500%, 07/01/2049(2)	15,925,000	15,168,562
		48,291,672
Massachusetts — 0.1%(1)
Massachusetts Development Finance Agency
(Obligor: President & Fellows of Harvard College)
5.000%, 10/15/2040	340,000	340,697
Ohio — 2.1%(1)
Southern Ohio Port Authority
10.000%, 12/01/2025(2)	5,025,000	5,031,683
Texas — 1.7%(1)
New Hope Cultural Education Facilities Finance Corp
(Obligor: Bridgemoor)
10.000%, 12/01/2053(2)	5,000,000	4,162,500
Virginia — 0.1%(1)
Fairfax County Industrial Development Authority
(Obligor: Inova Health System Obligated Group)
4.000%, 05/15/2022	280,000	296,304
Wisconsin — 26.8%(1)
Public Finance Authority
(Obligor: Fort Collings Montessori)
7.250%, 12/01/2029	6,155,000	6,197,716
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
0.000%, 01/01/2029(2)(4)(5)(6)	1,610,000	1,404,725
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
0.000%, 01/01/2029(2)(4)(5)(6)	29,000	25,303
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
0.000%, 01/01/2024(4)(5)(6)	1,630,000	1,014,675
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
0.000%, 01/01/2024(4)(5)(6)	70,000	43,575
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
0.000%, 01/01/2024(2)(4)(5)(6)	1,065,000	599,062
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
0.000%, 01/01/2024(2)(4)(5)(6)	80,000	45,000
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
0.000%, 01/01/2024(2)(4)(5)(6)	2,030,000	915,530
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
0.000%, 01/01/2024(2)(4)(5)(6)	65,000	29,315
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
0.000%, 01/01/2024(2)(4)(5)(6)	1,185,000	1,010,212
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
0.000%, 01/01/2024(2)(4)(5)(6)	75,000	63,938
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
0.000%, 01/01/2024(4)(5)(6)	1,055,000	738,500
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
0.000%, 01/01/2024(4)(5)(6)	80,000	56,000
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
0.000%, 01/01/2024(2)(4)(5)(6)	1,255,000	752,372
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
0.000%, 01/01/2024(2)(4)(5)(6)	75,000	44,963
Public Finance Authority
(Obligor: Landings of Gainsville — Series C)
0.000%, 01/01/2024(4)(5)(6)	1,020,000	410,550
Public Finance Authority
(Obligor: Landings of Gainsville — Series D)
0.000%, 01/01/2024(2)(4)(5)(6)	80,000	32,200
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
0.000%, 01/01/2029(2)(4)(5)(6)	1,955,000	1,705,737
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
0.000%, 01/01/2029(2)(4)(5)(6)	65,000	56,713
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 02/01/2024	5,520,000	5,251,783
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 02/01/2024	10,980,000	10,446,482
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 02/01/2024	5,060,000	5,029,539

See accompanying Notes to Financial Statements.

8	Tortoise

2020 Annual Report | September 30, 2020

Schedule of Investments (continued)
September 30, 2020

Principal		Fair
Amount		Value
Wisconsin (continued)
Public Finance Authority
(Obligor: New Summit Academy)
7.500%, 08/01/2029(2)	$9,420,000	$9,454,854
Public Finance Authority
(Obligor: Reidsville House — Series A)
12.500%, 01/01/2029(5)	1,860,000	1,455,450
Public Finance Authority
(Obligor: Reidsville House — Series B)
12.500%, 01/01/2029(5)	55,000	43,038
Public Finance Authority
(Obligor: Senters Memory Care — Series A)
0.000%, 01/01/2029(2)(4)(5)(6)	4,040,000	3,161,300
Public Finance Authority
(Obligor: Senters Memory Care — Series B)
0.000%, 01/01/2029(2)(4)(5)(6)	105,000	82,163
Public Finance Authority
(Obligor: St. James Christian Academy)
8.750%, 10/01/2029(2)	4,560,000	4,410,751
Public Finance Authority
(Obligor: St. James Christian Academy)
12.000%, 10/01/2029(2)	400,000	395,076
Public Finance Authority
(Obligor: Vonore Fiber Products LLC)
9.000%, 06/01/2029(2)	10,520,000	10,743,024
		65,619,546
Total Municipal Bonds
(Cost $181,229,767)		173,204,221

Short Term Investments — 8.2%(1)
Arizona — 0.8%(1)
Arizona Health Facilities Authority
(Obligor: Common Spirit Health Oblig Group)
Weekly VRDN and Put,
0.130%, 07/01/2035(3)	2,000,000	2,000,000
Illinois — 0.0%(1)
University of Illinois
Weekly VRDN and Put,
0.110%, 10/01/2026(3)	100,000	100,000
Maryland — 1.1%(1)
Maryland State Health & Higher Educational Variable Revenue Bonds
(Obligor: University of Maryland Medical System Obligated Group)
Weekly VRDN and Put,
0.080%, 07/01/2034(3)	2,645,000	2,645,000
Minnesota — 1.0%(1)
City of Minneapolis
(Obligor: Fairview Health Services Obligated Group)
Weekly VRDN and Put,
0.110%, 11/15/2048(3)	1,300,000	1,300,000
City of Rochester Minnesota
(Obligor: Mayo Clinic)
Weekly VRDN and Put,
0.100%, 11/15/2047(3)	1,250,000	1,250,000
		2,550,000
New York — 0.1%(1)
New York City Housing Development Corp
Weekly VRDN and Put,
0.110%, 04/15/2035(3)	200,000	200,000
North Carolina — 0.1%(1)
University of North Carolina at Chapel Hill
(Obligor: University of North Carolina at Chapel Hill)
Weekly VRDN and Put,
0.120%, 02/01/2029(3)	200,000	200,000
Texas — 1.5%(1)
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
0.110%, 07/01/2047(3)	1,220,000	1,220,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
0.120%, 11/15/2047(3)	1,655,000	1,655,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
0.130%, 11/15/2051(3)	200,000	200,000
The University of Texas System
Weekly VRDN and Put,
0.110%, 08/01/2033(3)	600,000	600,000
		3,675,000
Utah — 1.2%(1)
Murray City Utah Hospital Revenue
(Obligor: IHC Health Services Inc Obligated Group)
Weekly VRDN and Put,
0.100%, 05/15/2036(3)	3,000,000	3,000,000

See accompanying Notes to Financial Statements.

Tortoise	9

Schedule of Investments (continued)
September 30, 2020

	Principal	Fair
	Amount	Value
Virginia — 0.1%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
0.100%, 02/15/2038(3)	$150,000	$150,000
Washington — 0.1%(1)
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
0.120%, 10/01/2042(3)	100,000	100,000
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
0.120%, 10/01/2042(3)	200,000	200,000
		300,000

	Shares
Money Market Funds — 2.2%(1)
First American Government Obligations Fund
0.066%, 12/01/2031(7)	5,233,304	5,233,304
Total Short Term Investments
(Cost $20,053,304)		20,053,304

Total Investments — 100.6% (1)
(Cost $254,912,218)		246,275,847
Liabilities in Excess of Other Assets, Net — (0.6)%(1)		(1,355,934)
Total Net Assets — 100.0%(1)		$244,919,913

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of September 30, 2020, the value of these investments were $153,454,849 or 62.7% of total net assets.
(3)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of September 30, 2020.
(4)	Non-income producing security.
(5)	Security in default at September 30, 2020.
(6)	Value determined using significant unobservable inputs. See Note 2 to the financial statements for further disclosure.
(7)	Seven-day yield as of September 30, 2020.

See accompanying Notes to Financial Statements.

10	Tortoise

2020 Annual Report | September 30, 2020

Statement of Assets & Liabilities
September 30, 2020

Assets:
Investments, at fair value (cost $254,912,218)	$246,275,847
Interest receivable	5,130,923
Receivable for capital shares sold	970,994
Receivable for Adviser expense reimbursement	25,629
Prepaid expenses and other assets	16,162
Total assets	252,419,555
Liabilities:
Payable for investment securities purchased	5,034,771
Payable to Adviser	765,043
Payable for fund administration & accounting fees	32,114
Payable for custody fees	1,592
Payable for transfer agent fees & expenses	21,515
Payable for professional fees	112,045
Payable for printing and mailing fees	38,073
Distributions payable	1,465,199
Accrued expenses	29,290
Total liabilities	7,499,642
Net Assets	$244,919,913
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 25,388,761 shares issued and outstanding (1,000,000,000 shares authorized)	$25,389
Additional paid-in capital	253,626,595
Total accumulated loss	(8,732,071)
Net Assets applicable to common stockholders	$244,919,913
Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.65

See accompanying Notes to Financial Statements.

Tortoise	11

Statement of Operations
For the Year Ended September 30, 2020

Investment Income:
Interest income		$15,488,819
Expenses:
Advisory fees (See Note 4)		3,032,357
Legal fees		179,999
Fund administration and accounting fees (See Note 4)		127,029
Shareholder communication fees		118,481
Transfer agent fees and expenses (See Note 4)		84,001
Audit and tax fees		74,949
Director fees		65,500
Registration fees		53,473
Other		12,186
Custody fees (See Note 4)		10,516
Total expenses before reimbursement		3,758,491
Less: expense reimbursement by Adviser (See Note 4)		(119,919)
Less: fees waived by Adviser (See Note 4)		(249,286)
Net expenses		3,389,286
Net Investment Income		12,099,533
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		126,552
Net change in unrealized depreciation of investments		(9,048,612)
Net Realized and Unrealized Loss on Investments		(8,922,060)
Net Increase in Net Assets Resulting from Operations		$3,177,473

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
Operations
Net investment income	$12,099,533	$6,554,823
Net realized gain on investments	126,552	54,079
Net change in unrealized appreciation (depreciation) of investments	(9,048,612)	495,620
Net increase in net assets resulting from operations	3,177,473	7,104,522
Capital Share Transactions
Proceeds from shares sold	63,064,904	196,366,980
Proceeds from reinvestment of distributions	5,438,683	3,262,002
Payments for shares redeemed	(40,366,134)	(45,044,421)
Increase in net assets resulting from capital share transactions	28,137,453	154,584,561
Distributions to Shareholders
From distributable earnings	(12,142,729)	(6,787,955)
Total Increase in Net Assets	19,172,197	154,901,128
Net Assets
Beginning of year	225,747,716	70,846,588
End of year	$244,919,913	$225,747,716
Transactions in Shares:
Shares sold	6,430,406	19,679,284
Shares issued to holders in reinvestment of dividends	563,430	327,117
Shares redeemed	(4,197,404)	(4,513,730)
Increase in Institutional Class shares outstanding	2,796,432	15,492,671

See accompanying Notes to Financial Statements.

12	Tortoise

2020 Annual Report | September 30, 2020

Statement of Cash Flows
For the Year Ended September 30, 2020

Cash Flows From Operating Activities
Interest received from investments	$13,897,548
Purchases of long-term investments	(183,056,497)
Proceeds from sales of long-term investments	135,784,094
Proceeds from sales of short-term investments, net	20,339,634
Operating expenses paid	(3,147,253)
Net cash used in operating activities	(16,182,474)
Cash Flows From Financing Activities
Issuance of common stock	62,973,585
Redemption of common stock	(40,366,134)
Distributions paid to common stockholders	(6,424,977)
Net cash provided by financing activities	16,182,474
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities
Net increase in net assets resulting from operations	$3,177,473
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(186,073,199)
Proceeds from sales of long-term investments	135,784,094
Proceeds from sales of short-term investments, net	20,339,634
Net unrealized depreciation	9,048,612
Accretion of market discount, net	(459,245)
Net realized gain	(126,552)
Changes in operating assets and liabilities:
Increase in interest receivable from investments	(1,132,026)
Decrease in prepaid expenses and other assets	4,798
Increase in payable for investments purchased	3,016,702
Increase in payable to Adviser, net of fees waived	172,723
Increase in accrued expenses and other liabilities	64,512
Total adjustments	(19,359,947)
Net cash used in operating activities	$(16,182,474)
Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$5,438,683

See accompanying Notes to Financial Statements.

Tortoise	13

Financial Highlights

			Period from
	Year Ended	Year Ended	March 26, 2018(1)
	September 30,	September 30,	to September 30,
	2020	2019	2018
Per Common Share Data
Net asset value, beginning of period	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.47	0.46	0.16
Net realized and unrealized gain (loss) on investments	(0.33)	0.01	(0.09)
Total from investment operations	0.14	0.47	0.07
Less distributions from:
Net investment income	(0.48)	(0.46)	(0.09)
Net asset value, end of period	$9.65	$9.99	$9.98
Total Return(2)	1.55%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$244,920	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	1.55%	1.95%	5.93%
After expense waiver/reimbursement(3)	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver/reimbursement(3)	4.84%	3.97%	(1.35)%
After expense waiver/reimbursement(3)	4.99%	4.42%	3.07%
Portfolio turnover rate(2)	50%	25%	160%

(1)	Commencement of operations.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

14	Tortoise

2020 Annual Report | September 30, 2020

Notes to Financial Statements
September 30, 2020

1. Organization

Ecofin Tax-Advantaged Social Impact Fund, Inc., formerly known as Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Fund”) was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the fiscal year ended September 30, 2020, the Fund engaged in the following repurchase offers:

	Repurchase Offer Amount
Repurchase	(as a percentage of	Number of Shares	Percentage of Outstanding
Request Deadline	outstanding shares)	Repurchased	Shares Tendered
November 1, 2019	5.0%	409,450	1.7%
February 7, 2020	5.0%	639,851	2.5%
May 1, 2020	7.0%	1,854,753	7.0%
August 7, 2020	5.0%	1,293,350	5.0%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the fiscal year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Prices of fixed income securities, included listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service (“pricing service”) which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, evaluations of anticipated cash flows or collateral, general market conditions and fundamental data relating to the issuer. These securities are generally categorized as Level 2 of the fair value hierarchy. In pricing certain securities, particularly less liquid or lower quality securities, including securities in default, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Appraisals were utilized by the pricing service as a significant unobservable input for certain of the Fund’s investments. Appraised values are allocated on a pro-rata approach based on percentage of total debt outstanding. An increase in the value of the input would result in an increase to the valuation of the investment. These securities are categorized as Level 3 in the fair value hierarchy.

Tortoise	15

Notes to Financial Statements (continued)

Securities for which pricing from the pricing service is not readily available, or if the pricing does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$—	$52,518,322	$—	$52,518,322
Corporate Note	—	500,000	—	500,000
Municipal Bonds	—	146,365,613	26,838,608	173,204,221
Short Term Investments	5,233,304	14,820,000	—	20,053,304
Total Investments	$5,233,304	$214,203,935	$26,838,608	$246,275,847

The following tables present assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended September 30, 2020:

Net change in unrealized
				Change in		depreciation from
	Balance –	Transfers	Accretion/	unrealized	Balance –	investments still held
	beginning of year	into Level 3	(Amortization)	depreciation	end of year	as of 09/30/2020
Municipal Bonds	$ —	$34,918,185	$50,106	$(8,129,683)	$26,838,608	$(8,129,683)

Assets at	Valuation	Unobservable		Impact to valuation
Fair Value	Technique	Input	Range	from increase to input
Municipal Bonds	Asset Approach	Discount Rate	10-12%	Decrease

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Recent Accounting and Regulatory Update — In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management has evaluated the guidance and does not believe it will have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

16	Tortoise

2020 Annual Report | September 30, 2020

Notes to Financial Statements (continued)

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in the social impact sector. The “social impact sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

Certain of the Fund’s investments are in default as of September 30, 2020 as noted on the Schedule of Investments. At year-end, interest due to the Fund from investments in default was $2,870,832. A loss contingency is recorded if the contingency is considered probable and reasonably estimable as of the date of the financial statements. In the opinion of management, the ultimate outcome of this matter is uncertain. Given the preliminary nature of the workout of these investments, the Company is unable to estimate a range of reasonably possible loss, if any. While the ultimate resolution is uncertain, to the extent that the Fund is unable to collect outstanding interest, it will have an adverse impact to its financial condition and results of operations.

The outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our portfolio and financial results.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

During the period from January 1, 2020 through March 31, 2020, the Adviser agreed to waive fees in an amount equal to 0.40% of the daily Managed Assets of the fund. The total amount of fees waived during the fiscal year was $249,286. The waived fees are not subject to recapture by the Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2021, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2021	$798,184
September 30, 2022	$663,232
September 30, 2023	$119,919

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the fiscal year ended September 30, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Tortoise	17

Notes to Financial Statements (continued)

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the fiscal year ended September 30, 2020, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$83,441,512	$34,263,146
Corporate Note	500,000	—
Municipal Bonds	102,131,687	101,520,948

6. Federal Tax Information

For the year ended September 30, 2020, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$254,912,218
Gross unrealized appreciation	2,826,250
Gross unrealized depreciation	(11,462,620)
Net unrealized appreciation/(depreciation)	(8,636,370)
Undistributed ordinary income(1)	675,218
Undistributed long-term capital gain	126,553
Total distributable earnings	801,771
Other temporary differences	(897,472)
Other accumulated losses	—
Total accumulated gains/(losses)	$(8,732,071)

(1)	Undistributed short-term capital gain included in ordinary income.

For the year ended September 30, 2020, and September 30, 2019, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended September 30, 2020	Year Ended September 30, 2019
Ordinary Income(2)	$1,875,164	$651,161
Tax-Exempt Income(3)	$10,172,233	$5,658,517

(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. There were no such reclassifications made for the year ended September 30, 2020.

7. Subsequent Events

On October 2, 2020, the Fund issued a repurchase offer with a repurchase request deadline of November 6, 2020. On November 6, 2020, 1,306,996.592 shares were repurchased at the net asset value per share of $9.49.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

18	Tortoise

2020 Annual Report | September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Ecofin Tax-Advantaged Social Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ecofin Tax-Advantaged Social Impact Fund, formerly known as Tortoise Tax-Advantaged Social Infrastructure Fund (the “Fund”), including the schedule of investments, as of September 30, 2020, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for the two years in the period ended September 30, 2020 and the period from March 26, 2018 (commencement of operations) to September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2020, the results of its operations and its cash glows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the two years in the period ended September 30, 2020 and the period from March 26, 2018 (commencement of operations) to September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, MN
November 30, 2020

Tortoise	19

Directors and Officers (unaudited)
September 30, 2020

Name and Age	Position(s) Held with the Company and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Public Company Directorships Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since February 2018.	1	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University and Director of Asset and Wealth Management Programs (faculty member 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017).	Tortoise Energy Infrastructure Corporation (TYG); Tortoise Power and Energy Infrastructure Fund, Inc. (TPZ); Tortoise MLP Fund, Inc. (NTG); Tortoise Pipeline & Energy Fund, Inc. (TTP); Tortoise Energy Independence Fund, Inc. (NDP); Tortoise Essential Assets Income Term Fund (TEAF); CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund.
Allen R. Strain (Born 1952)	Director since February 2018.	1	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 – April 2014) and Director (2010 – 2011), Ewing Marion Kauffman Foundation; Managing Director (2004 – 2008) and Senior Vice President (2000 – 2008), State Street – Kansas City (securities processing/custody).	None.
John G. Woolway (Born 1962)	Director since February 2018.	1	President and Chief Investment Officer, Vantage Investment Partners (2003 – Present).	None.
Interested Director(1)
Gary Henson (Born 1966)	Director and Chairman of the Board since February 2018	1	President, Tortoise Investments, LLC (October 2016 – Present); President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016); President, Mariner Holdings, LLC (August 2007 – October 2016).	Palmer Square Opportunistic Income Fund; Palmer Square Strategic Investments Fund.

Name and Age(2)	Position(s) Held with the Company and Length of Time Served(3)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Public Company Directorships Held by Director
Interested Officers(4)
P. Bradley Adams (Born 1960)	Chief Executive Officer, Principal Financial Officer and Treasurer since inception.	N/A	Joined Tortoise in 2005; Managing Director overseeing Tortoise’s financial operations since January 2013; Director of Financial Operations from 2005 to January 2013; Chief Executive Officer, Principal Financial Officer and Treasurer of the Tortoise closed-end funds.	None
Jeremy Goff (Born 1978)	President since inception.	N/A	Joined Tortoise in 2011; Chief Development Officer – Ecofin since August 2020 overseeing Ecofin’s business development efforts; Managing Director since January 2018; Director, Strategic Development of Tortoise Capital Advisors (TCA) from January 2016 to January 2018; Vice President, Strategic Ventures from January 2014 to January 2016; Associate, Business Development from September 2011 to January 2014.	None
Shobana Gopal (Born 1962)	Vice President since inception.	N/A	Director, Tax of Tortoise since January 2013; Tax Analyst of TCA from September 2006 through December 2012.	None
Diane Bono (Born 1958)	Chief Compliance Officer and Secretary since inception.	N/A	Chief Compliance Officer of Tortoise since June 2006; Chief Compliance Officer of the Tortoise closed-end funds.	None
(1)	As a result of his position held with our Adviser or its affiliates, this individual is considered an “interested person” of ours within the meaning of the 1940 Act.
(2)	The address of each director and officer is 5100 W. 115th Place, Leawood, Kansas 66211.
(3)	Officers are elected annually.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

20	Tortoise

2020 Annual Report | September 30, 2020

Additional Information (unaudited)

Approval of Investment Sub-Advisory Agreement

In connection with the firm’s realignment to house its products dedicated to impact and sustainability under the Ecofin brand and adviser, the Board of Directors (the “Board”) of the Fund considered an investment sub-advisory agreement between Tortoise Capital Advisors, L.L.C. (“TCA” or the “Adviser”) and Ecofin Advisors, LLC, an affiliate of the Adviser (“Ecofin” or the “Sub-Adviser”), with respect to the Fund (the “Sub-Advisory Agreement”). At a meeting of the Board of the Fund held virtually on September 4, 2020 (the “Meeting”), the directors, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act” and such non-interested directors referred to as the “Independent Directors”), received extensive data and information from TCA and Ecofin concerning the Fund and the services to be provided to it by Ecofin under the Sub-Advisory Agreement. It was noted that the Sub-Adviser and the Adviser are wholly owned by the same entity, that the Adviser would remain responsible for the advisory services provided to the Fund (including those provided by the Sub-Adviser), that the personnel providing advisory services to the Fund will not change as a result of the appointment of the Sub-Adviser (as certain personnel previously providing services through the Adviser would provide such services through the Sub-Adviser instead) and that the appointment of the Sub-Adviser would not result in additional fees or expenses to the Fund or stockholders (as the Sub-Adviser would be compensated by the Adviser and the Adviser’s fee would not change).

Factors Considered

The Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the Sub-Advisory Agreement included but was not limited to: (1) the nature, extent, and quality of the services to be provided by the Sub-Adviser; (2) the investment performance of the Fund; (3) the cost of the services provided and the profits and other benefits realized by the Sub-Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Sub-Adviser, including the fact that the Sub-Adviser was a newly registered adviser and an affiliate of the Adviser. The Board also considered information regarding the history, qualification and background of the individuals at the Sub-Adviser primarily responsible for the portfolio management of the Fund, including the fact that the individuals at the Sub-Adviser that would be providing portfolio management services to the Fund were the same individuals originally providing these services at the Adviser and would continue to provide the same services. In addition, the Board reviewed the unique and complex nature of the Fund’s investment program in the registered fund space and conditions that might affect the Adviser’s or Sub-Adviser’s ability to provide high-quality services to the Fund in the future under the Investment Advisory Agreement between the Adviser and the Fund and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, including the Adviser’s financial condition and operational stability. Additionally, the Board considered services that would continue to be provided to the Fund by the Adviser and the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board discussed the relevant experience and qualifications of the personnel who would provide sub-advisory services, including the background and experience of the members of the Fund’s portfolio management team, noting these were the same personnel already serving the Fund. The Board, including the Independent Directors, concluded that the Sub-Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Sub-Advisory Agreement.

Investment Performance of the Company, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Board considered information previously provided to the Board pertaining to the performance of the Fund, including data comparing the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund, that the Adviser deemed to be relevant from a qualitative standpoint by taking characteristics such as tenure and industry perception into account, and with regard to management fees and expenses, by capturing those funds at the high and low end of the spectrum. The Board also considered previous discussions with the Adviser regarding the Fund’s performance plan and strategy and considered that there would be no expected change in Fund performance as a result of the addition of Ecofin as Sub-Adviser given that the same personnel would still be providing services to the Fund, and that as a newly registered adviser, Ecofin had no performance record.

In assessing the reasonableness of the fees under the Sub-Advisory Agreement, the Board considered, among other information, that the Adviser would be paying the sub-advisory fee to the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted that there would be no change in fees paid to the Adviser by the Fund as a result of the addition of Ecofin as Sub-Adviser and that the Fund would not incur any additional expenses with respect to Ecofin.

The Board also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended, and their applicability to the Fund, including the Fund’s Code of Ethics.

The Board also considered information previously provided by the Adviser regarding its projected profitability and financial statements. In addition, the Board considered that the Adviser and the Sub-Adviser have the same ultimate parent company as well as information provided by the Adviser that it did not expect the appointment of the Sub-Adviser to result in a change in the aggregate profitability of the Adviser and the Sub-Adviser (on a combined basis) as compared to the profitability previously reviewed by the Board of the Adviser for providing the same services as the sole adviser.

Tortoise	21

Additional Information (unaudited) (continued)

The Board considered and evaluated information regarding fees charged to, and services provided to, separate institutional accounts and other accounts managed by the Sub-Adviser. The information provided to the Board set forth the differences in scope of services to be provided to the Fund by the Sub-Adviser and provided to the Sub-Adviser’s other clients. The Board considered the fee comparisons in light of the different services provided in managing these other clients.

The Board, including the Independent Directors, concluded that the fee to be paid by the Adviser to the Sub-Adviser is reasonable given the quality of services to be provided under the Sub-Advisory Agreement.

Collateral Benefits Derived by the Adviser. Additionally, the Board considered so-called “fall-out benefits” to the Sub-Adviser, such as reputational value derived from serving as sub-adviser to the Fund. They concluded that the Sub-Adviser generally is not expected to directly use the Fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board, including the Independent Directors, did not, with respect to their deliberations concerning their approval of the Sub-Advisory Agreement, consider the benefits the Sub-Adviser may derive from relationships the Sub-Adviser may have with brokers through soft dollar arrangements because the Sub-Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the Fund. The Sub-Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Sub-Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Sub-Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Economies of Scale. The Board considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders, including that no change is expected as a result of the addition of Ecofin as Sub-Adviser and that the Fund will not incur any expenses in connection with Ecofin. The Board, including the Independent Directors, concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

Conclusions of the Directors

After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Sub-Advisory Agreement and based on information provided and related representations made by the Adviser and Sub-Adviser, that they were satisfied that fees payable by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Sub-Adviser, as the case may be, and that, based on the information provided by the Adviser and taking into account the various assumptions made, the profitability of the Adviser and the Sub-Adviser in providing services to the Fund did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the Sub-Advisory Agreement was in the best interest of the Fund and its stockholders and should be approved for an initial two-year period commencing upon execution.

22	Tortoise

2020 Annual Report | September 30, 2020

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures will be available upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331, on the Adviser’s website at www.tortoiseecofin.com, and on the SEC’s website at www.sec.gov.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	23

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, LLC
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseecofin.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has made only administrative/clerical changes to this code of ethics during the period covered by this report to reflect the change to the Registrant’s name and adviser. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit related services and tax services from its formation on December 8, 2017. Prior to this date, the Registrant did not pay its principal accountant any fees. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$55,000	$45,000
Audit-Related Fees	—	—
Tax Fees	$36,900	$37,300
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to Tortoise Capital Advisors, L.L.C. (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal year ended September 30, 2020 and fiscal year ended September 30, 2019, the Adviser was billed approximately $50,185 and $28,460 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Effective September 4, 2020, Tortoise Capital Advisors, L.L.C. (the “Adviser” or “TCA”) entered into an investment sub-advisory agreement with Ecofin Advisors, LLC (the “Sub-Adviser” or “Ecofin Advisors”) with respect to the Registrant. Pursuant to this sub-advisory agreement, the voting of proxies relating to the Registrant’s voting securities has been delegated to the Sub-Adviser. Copies of the proxy voting policies and procedures of the Registrant and the Adviser and the Sub-Adviser are attached hereto as Exhibit 99.VOTEREG, Exhibit 99.VOTEADV and Exhibit 99.VOTESUBADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of September 30, 2020.

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of the Social Impact Investment Committee (“SIIC”) consisting of Jeremy Goff, David Sifford, Gary P. Henson, P. Bradley Adams and Brent Newcomb. The committee oversees the construction and investment of the portfolio as well as evaluates the social impact market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. Biographical information about each member of SIIC named above as of the date of this filing is set forth below. “Tortoise” refers to the family of companies under TortoiseEcofin Investments, LLC, including the Adviser and the Sub-Adviser, among others.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Jeremy Goff* (Born 1978)	President since inception.	Joined Tortoise in 2011; Chief Development Officer – Ecofin since August 2020 overseeing Ecofin’s business development efforts; Managing Director since January 2018; oversaw the social infrastructure business of Tortoise from January 2018 to August 2020; serves on SIIC; Director, Strategic Development of TCA from January 2016 to January 2018; Vice President, Strategic Ventures from January 2014 to January 2016; Associate, Business Development from September 2011 to January 2014.
Brent Newcomb* (Born 1980)	N/A	Member of the Executive Committee and Ecofin Development Committee and serves as President of Ecofin Investments, LLC.
David Sifford* (Born 1976)	N/A	Joined Tortoise in September 2018 as Managing Director on the social infrastructure team overseeing and managing the origination and structuring team; serves on SIIC. Prior to joining Tortoise, served as Vice President of the Education Investment Group at EPR Properties from May 2013 to September 2018.
Gary P. Henson* (Born 1966)	Director and Chairman of the Board since February 2018.	President, TortoiseEcofin Investments, LLC since 2016; President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016); President, Mariner Holdings, LLC (August 2007 – October 2016).
P. Bradley Adams* (Born 1960)	Chief Executive Officer, Principal Financial Officer and Treasurer since inception.	Joined Tortoise in 2005; Managing Director overseeing Tortoise’s financial operations since January 2013; Director of Financial Operations from 2005 to January 2013; Chief Executive Officer, Principal Financial Officer and Treasurer of the Tortoise closed-end funds.

*The address of member of SIIC is 5100 W. 115th Place, Leawood, Kansas 66211.

The following table provides information about the other accounts managed on a day-to-day basis by each of the members of SIIC as of September 30, 2020:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Jeremy Goff
Registered investment companies	1	$34,951,952	0	—
Other pooled investment vehicles	4	$205,445,714	0	—
Other accounts	2	$24,442,321	0	—
David Sifford
Registered investment companies	1	$34,951,952	0	—
Other pooled investment vehicles	4	$205,445,714	0	—
Other accounts	2	$24,442,321	0	—
Brent Newcomb
Registered investment companies	1	$34,951,952	0	—
Other pooled investment vehicles	4	$205,445,714	0	—
Other accounts	2	$24,442,321	0	—
Gary P. Henson
Registered investment companies	1	$34,951,952	0	—
Other pooled investment vehicles	4	$205,445,714	0	—
Other accounts	2	$24,442,321	0	—
P. Bradley Adams
Registered investment companies	1	$34,951,952	0	—
Other pooled investment vehicles	4	$205,445,714	0	—
Other accounts	2	$24,442,321	0	—

Material Conflicts of Interest

There will be occasions when the Adviser or the Sub-Adviser may encounter potential conflicts of interest in connection with the Registrant. If any matter arises that the Adviser or the Sub-Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser or the Sub-Adviser may take such actions as it determines may be necessary or appropriate, within the context of the advisory agreement between the Adviser and the Registrant, or the sub-advisory agreement between the Adviser and the Sub-Adviser relating to the Registrant, to ameliorate the conflict. There can be no assurance that the Adviser or the Sub-Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Registrant. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Registrant.

Other Fees. The Adviser and its affiliates, including the Sub-Adviser, may be entitled to receive cash and non-cash commitment, break-up, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Registrant. The Registrant’s common shareholders (“Common Shareholders”) will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates, including the Sub-Adviser, from an issuer in which the Registrant or another Tortoise investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other Tortoise investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, Tortoise and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Registrant which will also not be subject to any offset against the management fee or otherwise shared with the Registrant, its Common Shareholders and/or the issuers.

Other Activities of Management. Tortoise personnel (including investment team members of the Adviser, the Sub-Adviser and members of the SIIC) will devote such time as shall be reasonably necessary to conduct the business affairs of the Registrant in an appropriate manner. Tortoise personnel will work on the business and operation of Tortoise and other projects, including Tortoise’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to Tortoise’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Registrant will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Registrant. In this regard, for example, portfolio managers and members of the SIIC devote a substantial amount of their business time to the affairs of Tortoise’s other funds and operations.

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by the Adviser or the Sub-Adviser will be made available to the Registrant. Each of the Adviser and the Sub-Adviser is able to make certain private investments outside the Registrant. Consistent with the foregoing, each of the Adviser and Sub-Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Registrant and other Tortoise-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Registrant and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Accounts”), and in such circumstances, the Adviser and/or the Sub-Adviser will allocate such opportunities (including any related co-investment opportunities) to the Registrant and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that the Adviser and/or the Sub-Advisor determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s or Sub-Adviser’s allocation policy and procedures. In this regard, each of the Adviser and the Sub-Adviser currently serves as investment adviser for Other Tortoise Accounts with investment objectives that overlap with the Registrant’s investment objective, and the Sub-Adviser may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Registrant. The Adviser and/or the Sub-Adviser may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Registrant for specific transactions.

The Adviser or the Sub-Adviser may give advice and recommend securities to, or buy or sell securities for, the Registrant, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. The management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Each of the Adviser and the Sub-Adviser has adopted various policies to mitigate these conflicts, including policies that require them to avoid favoring any account. The Adviser’s and Sub-Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Registrant is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Registrant’s ability to make investments or enter into other transactions alongside the Other Tortoise Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Registrant’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Registrant may co-invest with Other Tortoise Accounts (including co-investment or other vehicles in which the Adviser, the Sub-Adviser or their personnel invest and that co-invest with such Other Tortoise Accounts) in investments that are suitable for the Registrant and one or more of such Other Tortoise Accounts. Even if the Registrant and any such Other Tortoise Accounts and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser has obtained an exemptive order from the SEC that permits the Registrant to co-invest with Other Tortoise Accounts subject to complying with the conditions of such exemptive order.

Investments in Which Another Tortoise Fund Has a Different Principal Investment. Subject to the limitation of the 1940 Act, the Registrant may make investments in issuers in which Tortoise-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Registrant’s investment, and investment funds that have been or may be formed by Tortoise may invest in issuers in which the Registrant has made an investment. In such situations, the Registrant and such other Tortoise-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Registrant holds a debt investment and in which a Tortoise affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Registrant will be limited in what actions it can take. In that regard, actions may be taken for the other Tortoise entities that are adverse to the Registrant. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Registrant’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Registrant’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of Tortoise relating to its investment.

Personnel. The Adviser and its affiliates, including the Sub-Adviser, from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser or the Sub-Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

Tortoise Policies and Procedures. Policies and procedures implemented by Tortoise from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Tortoise’s areas of operation or expertise that the Registrant expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Registrant, might become restricted to certain businesses units within Tortoise and otherwise be unavailable to the Registrant. Tortoise may implement certain policies and procedures that may reduce the positive synergies that Tortoise seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which Tortoise has made or has considered making an investment or which is otherwise an advisory client of Tortoise may restrict or otherwise limit the ability of the Registrant and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such issuers. Tortoise may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Registrant, may require the Registrant to share such opportunities or otherwise limit the amount of an opportunity the Registrant can otherwise take.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Adviser and the Sub-Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by Tortoise. For the avoidance of doubt, the Registrant may sell investments to any third party, including Common Shareholders in the Registrant and other Common Shareholders in investment vehicles managed or sponsored by Tortoise.

Service Providers. Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Registrant, Tortoise or their issuers provide goods or services to or have business, personal, political, financial or other relationships with Tortoise. Such service providers may be Common Shareholders in the Registrant, affiliates of the Adviser or the Sub-Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser or the Sub-Adviser in deciding whether to select or recommend such a service provider to perform services for the Registrant or an issuer (the cost of which will generally be borne directly or indirectly by the Registrant or such issuer, as applicable).

Notwithstanding the foregoing, investment transactions for the Registrant that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s or the Sub-Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser or Sub-Adviser believes to be of benefit to the Registrant. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Tortoise, the Adviser, the Sub-Adviser or their affiliates as compared to services provided to the Registrant and its issuers, which may result in more favorable rates or arrangements than those payable by the Registrant or such issuers.

Compensation

None of Messrs. Goff, Sifford, Newcomb, Henson or Adams receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Tortoise’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Each of Messrs. Goff, Sifford, Newcomb, Henson and Adams receives a base salary for the services he provides and is also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of Tortoise, which is based in part on the value of assets held in the Registrant’s portfolio. Additional benefits received by Messrs. Goff, Sifford, Newcomb, Henson and Adams are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Goff, Sifford, Newcomb, Henson and Adams owns an equity interest in TortoiseEcofin Investments, LLC which indirectly wholly owns the Adviser and the Sub-Adviser, and each thus benefits from increases in the net income of the Adviser and the Sub-Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2020:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Jeremy Goff	None
David Sifford	None
Brent Newcomb	None
Gary P. Henson	$100,001-$500,000
P. Bradley Adams	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
4/1/20-4/30/20
Month #2	0	0	0	0
5/1/20-5/31/20
Month #3	0	0	0	0
6/1/20-6/30/20
Month #4	0	0	0	0
7/1/20-7/31/20
Month #5	0	0	0	0
8/1/20-8/31/20
Month #6	0	0	0	0
9/1/20-9/30/20
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Advantaged Social Impact Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date     December 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date     December 10, 2020